


                                       AMERICAN CENTURY MUTUAL FUNDS , INC.

                                               ARTICLES OF AMENDMENT

                  American Century Mutual Funds, Inc., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

                  FIRST:   The shares of each class of shares of the Corporation's stock identified below as a predecessor class of a series (each such class, a "Predecessor Class") are hereby reclassified as additional shares of the class identified below as the successor class of such series (each such class, a "Successor
Class"), as follows (the terms "series" and "class" having the meanings set forth in the charter of the
Corporation (the "Charter")):

1.       All issued and outstanding shares of each Predecessor Class are hereby reclassified into that number of shares of the corresponding Successor Class having a total net asset value equal to the total net asset value at the effective time of this amendment of the respective Predecessor Class shares;

2.       All authorized but unissued shares of each Predecessor Class are hereby reclassified as shares of the corresponding Successor Class; and

3.       The assets and liabilities previously allocated to each Predecessor Class are hereby reallocated to the corresponding Successor Class.

For purposes of this amendment, the Predecessor Classes and corresponding Successor Classes are as follows:

---------------------------------------- -------------------------------------- --------------------------------------
                SERIES                             PREDECESSOR CLASS                       SUCCESSOR CLASS
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
              Select Fund                               A Class                             Advisor Class
---------------------------------------- -------------------------------------- --------------------------------------

                  SECOND:  Effective immediately after the reclassification set forth above, the Charter is hereby further amended to change the name of a class of common stock as set forth below:

---------------------------------------- -------------------------------------- --------------------------------------
                SERIES                             OLD NAME OF CLASS                      NEW NAME OF CLASS
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
              Select Fund                            Advisor Class                             A Class
---------------------------------------- -------------------------------------- --------------------------------------

                  THIRD:   The  Charter  of the  Corporation  is hereby  amended  to change  the name of a class of common stock as set forth below:

---------------------------------------- -------------------------------------- --------------------------------------
                SERIES                             OLD NAME OF CLASS                      NEW NAME OF CLASS
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
             Heritage Fund                           Advisor Class                             A Class
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
              Ultra Fund                             Advisor Class                             A Class
---------------------------------------- -------------------------------------- --------------------------------------

                  FOURTH:  The amendments to the Charter as set forth above in Article First have been duly advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation as required by law.  The amendments to the Charter as set forth above in Article Second and Article Third were approved by at least a majority of the entire Board of Directors of the Corporation and was limited to a change expressly authorized by Section 2-605 of the Maryland General Corporation Law without action by the stockholders.

                  FIFTH:   These Articles of Amendment shall become effective at 12:01 a.m. on September 4, 2007.

                  SIXTH:   The undersigned Senior Vice President of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Senior Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

                  IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed in its name and on its behalf by its Senior Vice President and attested by its Assistant Secretary this 29th day of
August, 2007.

ATTEST:                                                       AMERICAN CENTURY MUTUAL FUNDS, INC.


__/s/ Otis H. Cowan________________         By:___/s/ Charles A. Etherington___
Otis H. Cowan                                         Charles A. Etherington
Assistant Secretary                                   Senior Vice President





7

                                        AMERICAN CENTURY MUTUAL FUNDS, INC.
                                               ARTICLES SUPPLEMENTARY

         AMERICAN CENTURY MUTUAL FUNDS,  INC., a Maryland  corporation  whose principal  Maryland office is located in Baltimore,  Maryland (the  "Corporation"),  hereby certifies to the State Department of Assessments and Taxation
of Maryland that:

         FIRST:  The Corporation is registered as an open-end company under the Investment Company Act of 1940.

         SECOND:  Pursuant to authority  expressly  vested in the Board of  Directors by Article  FIFTH and Article
SEVENTH of the Articles of  Incorporation  of the  Corporation,  the Board of Directors of the  Corporation has (i)
duly  established  new classes of shares for several of the series of the capital stock of the Corporation and (ii)
increased in some cases and  decreased in some cases the number of shares of capital  stock of certain  series that the  Corporation  has authority to issue in accordance with Section  2-105(c) of the Maryland  General  Corporation
Law (the "Reallocation").

         THIRD:  Immediately  prior to the  Reallocation  the Corporation had the authority to issue Eleven Billion
One Hundred Million  (11,100,000,000) shares of capital stock. Following the Reallocation,  the Corporation has the authority to issue Eleven Billion One Hundred Million (11,100,000,000) shares of capital stock.

         FOURTH:  The par value of shares of the  Corporation's  capital  stock  before the  Reallocation  was, and after the Reallocation is, One Cent ($0.01) per share.

         FIFTH:  Immediately  prior to the  Reallocation,  the  aggregate par value of all shares of stock that the
Corporation was authorized to issue was One Hundred Eleven Million Dollars  ($111,000,000).  After giving effect to the  Reallocation,  the aggregate par value of all shares of stock that the  Corporation  is authorized to issue is
One Hundred Eleven Million Dollars ($111,000,000).

         SIXTH:  Immediately  prior to the  Reallocation,  the eighteen (18) Series of stock of the Corporation and the number of shares and aggregate par value of each was as follows:

Series                                                                     No. of Shares            Aggregate Par Value
Growth Fund                                                                1,310,000,000                    $13,100,000
Select Fund                                                                  515,000,000                      5,150,000
Ultra Fund                                                                 3,950,000,000                     39,500,000
Vista Fund                                                                 1,200,000,000                     12,000,000
Heritage Fund                                                                640,000,000                      6,400,000
Giftrust Fund                                                                200,000,000                      2,000,000
Balanced Fund                                                                265,000,000                      2,650,000
New Opportunities Fund                                                       300,000,000                      3,000,000
Capital Value Fund                                                           265,000,000                      2,650,000
Veedot Fund                                                                  300,000,000                      3,000,000
Capital Growth Fund                                                          710,000,000                      7,100,000
New Opportunities II Fund                                                    375,000,000                      3,750,000
Fundamental Equity Fund                                                      460,000,000                      4,600,000
Focused Growth Fund                                                          100,000,000                      1,000,000
Small Cap Growth Fund                                                        155,000,000                      1,550,000
Mid Cap Growth Fund                                                          155,000,000                      1,550,000
NT Growth Fund                                                               100,000,000                      1,000,000
NT Vista Fund                                                                100,000,000                      1,000,000

The par value of each share of stock in each Series is One Cent ($0.01) per share.

         SEVENTH:  Immediately  prior to the  Reallocation,  the number of shares and  aggregate  par value of each allocated among the Classes of shares is as follows:



                                                                                                   Aggregate
Series Name                                           Class Name              No. of Shares         Par Value
Growth Fund                                           Investor                  800,000,000        $8,000,000
                                                      Institutional             150,000,000         1,500,000
                                                      Advisor                   210,000,000         2,100,000
                                                      R                          50,000,000           500,000
                                                      C                         100,000,000         1,000,000

Select Fund                                           Investor                  300,000,000         3,000,000
                                                      Institutional              40,000,000           400,000
                                                      Advisor                    50,000,000           500,000
                                                      A                          25,000,000           250,000
                                                      B                          25,000,000           250,000
                                                      C                          25,000,000           250,000
                                                      R                          50,000,000           500,000

Ultra Fund                                            Investor                3,500,000,000        35,000,000
                                                      Institutional             200,000,000         2,000,000
                                                      Advisor                   100,000,000         1,000,000
                                                      R                          50,000,000           500,000
                                                      C                         100,000,000         1,000,000

Vista Fund                                            Investor                  800,000,000         8,000,000
                                                      Institutional              80,000,000           800,000
                                                      Advisor                   210,000,000         2,100,000
                                                      C                         100,000,000         1,000,000
                                                      R                          10,000,000           100,000

Heritage Fund                                         Investor                  400,000,000         4,000,000
                                                      Institutional              40,000,000           400,000
                                                      Advisor                   100,000,000         1,000,000
                                                      C                         100,000,000         1,000,000

Giftrust Fund                                         Investor                200,000,000           2,000,000


Balanced Fund                                         Investor                200,000,000           2,000,000
                                                      Institutional            15,000,000             150,000
                                                      Advisor                  50,000,000             500,000

New Opportunities Fund                                Investor                300,000,000           3,000,000



                                                                                                   Aggregate
Series Name                                           Class Name            No. of Shares           Par Value
Capital Value Fund                                    Investor                200,000,000           2,000,000
                                                      Institutional            15,000,000             150,000
                                                      Advisor                  50,000,000             500,000

Veedot Fund                                           Investor                200,000,000           2,000,000
                                                      Institutional            50,000,000             500,000
                                                      Advisor                  50,000,000             500,000

New Opportunities II Fund                             Investor                175,000,000           1,750,000
                                                      Institutional            50,000,000             500,000
                                                      A                       100,000,000           1,000,000
                                                      B                        25,000,000             250,000
                                                      C                        25,000,000             250,000

Capital Growth Fund                                   Investor                300,000,000           3,000,000
                                                      Institutional            50,000,000             500,000
                                                      R                        60,000,000             600,000
                                                      A                       100,000,000           1,000,000
                                                      B                       100,000,000           1,000,000
                                                      C                       100,000,000           1,000,000

Fundamental Equity Fund                               Investor                200,000,000           2,000,000
                                                      Institutional            50,000,000             500,000
                                                      R                        60,000,000             600,000
                                                      A                        50,000,000             500,000
                                                      B                        50,000,000             500,000
                                                      C                        50,000,000             500,000

Focused Growth Fund                                   Investor                100,000,000           1,000,000

Small Cap Growth Fund                                 Investor                 55,000,000             550,000
                                                      Institutional            50,000,000             500,000
                                                      A                        20,000,000             200,000
                                                      B                        10,000,000             100,000
                                                      C                        10,000,000             100,000
                                                      R                        10,000,000             100,000

Mid Cap Growth Fund                                   Investor                 55,000,000             550,000
                                                      Institutional            50,000,000             500,000
                                                      A                        20,000,000             200,000
                                                      B                        10,000,000             100,000
                                                      C                        10,000,000             100,000
                                                      R                        10,000,000             100,000

NT Growth Fund                                        Institutional           100,000,000           1,000,000

NT Vista Fund                                         Institutional           100,000,000           1,000,000

         EIGHTH:  Pursuant to authority  expressly  vested in the Board of  Directors by Article  FIFTH and Article
SEVENTH of the  Articles of  Incorporation  of the  Corporation,  the Board of  Directors  of the  Corporation  has
allocated  Eleven Billion One Hundred  Million  (11,100,000,000)  shares of the Eleven Billion One Hundred  Million
(11,100,000,000)  shares of authorized  capital stock of the Corporation among the eighteen (18) Series of stock of the Corporation as follows:

Series                                                                     No. of Shares            Aggregate Par Value
Growth Fund                                                                1,310,000,000                    $13,100,000
Select Fund                                                                  515,000,000                      5,150,000
Ultra Fund                                                                 3,950,000,000                     39,500,000
Vista Fund                                                                 1,200,000,000                     12,000,000
Heritage Fund                                                                640,000,000                      6,400,000
Giftrust Fund                                                                200,000,000                      2,000,000
Balanced Fund                                                                265,000,000                      2,650,000
New Opportunities Fund                                                       300,000,000                      3,000,000
Capital Value Fund                                                           265,000,000                      2,650,000
Veedot Fund                                                                  300,000,000                      3,000,000
Capital Growth Fund                                                          710,000,000                      7,100,000
New Opportunities II Fund                                                    375,000,000                      3,750,000
Fundamental Equity Fund                                                      460,000,000                      4,600,000
Focused Growth Fund                                                          100,000,000                      1,000,000
Small Cap Growth Fund                                                        155,000,000                      1,550,000
Mid Cap Growth Fund                                                          155,000,000                      1,550,000
NT Growth Fund                                                               100,000,000                      1,000,000
NT Vista Fund                                                                100,000,000                      1,000,000

         NINTH:  Pursuant to authority  expressly  vested in the Board of  Directors  by Article  FIFTH and Article
SEVENTH of the  Articles of  Incorporation,  the Board of  Directors of the  Corporation  (a) has duly  established classes  of  shares  (each  hereinafter  referred  to as a  "Class")  for the  Series of the  capital  stock of the
Corporation  and (b) has  allocated the shares  designated to the Series in Article  EIGHTH above among the Classes of shares.  As a result of the action taken by the Board of  Directors,  the Classes of shares of the eighteen (18)
Series of stock of the Corporation and the number of shares and aggregate par value of each is as follows:


                                                                                                   Aggregate
Series Name                                           Class Name              No. of Shares         Par Value

Growth Fund                                           Investor                  800,000,000        $8,000,000
                                                      Institutional             150,000,000         1,500,000
                                                      Advisor                   210,000,000         2,100,000
                                                      R                          50,000,000           500,000
                                                      C                         100,000,000         1,000,000

Select Fund                                           Investor                  300,000,000         3,000,000
                                                      Institutional              40,000,000           400,000
                                                      A                          75,000,000           750,000
                                                      B                          25,000,000           250,000
                                                      C                          25,000,000           250,000
                                                      R                          50,000,000           500,000

                                                                                                   Aggregate
Series Name                                           Class Name              No. of Shares         Par Value

Ultra Fund                                            Investor                3,500,000,000        35,000,000
                                                      Institutional             200,000,000         2,000,000
                                                      A                         100,000,000         1,000,000
                                                      R                          50,000,000           500,000
                                                      C                          50,000,000           500,000
                                                      B                          50,000,000           500,000

Vista Fund                                            Investor                  800,000,000         8,000,000
                                                      Institutional              80,000,000           800,000
                                                      Advisor                   210,000,000         2,100,000
                                                      C                         100,000,000         1,000,000
                                                      R                          10,000,000           100,000

Heritage Fund                                         Investor                  400,000,000         4,000,000
                                                      Institutional              40,000,000           400,000
                                                      A                         100,000,000         1,000,000
                                                      C                          35,000,000           350,000
                                                      B                          35,000,000           350,000
                                                      R                          30,000,000           300,000

Giftrust Fund                                         Investor                  200,000,000         2,000,000

Balanced Fund                                         Investor                  200,000,000         2,000,000
                                                      Institutional              15,000,000           150,000
                                                      Advisor                    50,000,000           500,000

New Opportunities Fund                                Investor                300,000,000           3,000,000

Capital Value Fund                                    Investor                200,000,000           2,000,000
                                                      Institutional            15,000,000             150,000
                                                      Advisor                  50,000,000             500,000

Veedot Fund                                           Investor                200,000,000           2,000,000
                                                      Institutional           100,000,000           1,000,000

New Opportunities II Fund                             Investor                165,000,000           1,650,000
                                                      Institutional            50,000,000             500,000
                                                      A                       100,000,000           1,000,000
                                                      B                        20,000,000             200,000
                                                      C                        20,000,000             200,000
                                                      R                        20,000,000             200,000


                                                                                                   Aggregate
Series Name                                           Class Name            No. of Shares           Par Value

Capital Growth Fund                                   Investor                300,000,000           3,000,000
                                                      Institutional            50,000,000             500,000
                                                      R                        60,000,000             600,000
                                                      A                       100,000,000           1,000,000
                                                      B                       100,000,000           1,000,000
                                                      C                       100,000,000           1,000,000

Fundamental Equity Fund                               Investor                200,000,000           2,000,000
                                                      Institutional            50,000,000             500,000
                                                      R                        60,000,000             600,000
                                                      A                        50,000,000             500,000
                                                      B                        50,000,000             500,000
                                                      C                        50,000,000             500,000

Focused Growth Fund                                   Investor                 50,000,000             500,000
                                                      Institutional            10,000,000             100,000
                                                      A                        10,000,000             100,000
                                                      B                        10,000,000             100,000
                                                      C                        10,000,000             100,000
                                                      R                        10,000,000             100,000

Small Cap Growth Fund                                 Investor                 55,000,000             550,000
                                                      Institutional            50,000,000             500,000
                                                      A                        20,000,000             200,000
                                                      B                        10,000,000             100,000
                                                      C                        10,000,000             100,000
                                                      R                        10,000,000             100,000

Mid Cap Growth Fund                                   Investor                 55,000,000             550,000
                                                      Institutional            50,000,000             500,000
                                                      A                        20,000,000             200,000
                                                      B                        10,000,000             100,000
                                                      C                        10,000,000             100,000
                                                      R                        10,000,000             100,000

NT Growth Fund                                        Institutional           100,000,000           1,000,000

NT Vista Fund                                         Institutional           100,000,000           1,000,000

         TENTH:  Except as otherwise  provided by the express provisions of these Articles  Supplementary,  nothing herein shall limit,  by inference or  otherwise,  the  discretionary  right of the Board of Directors to serialize, classify or reclassify  and issue any unissued  shares of any Series or Class or any unissued  shares that have not been  allocated to a Series or Class,  and to fix or alter all terms  thereof,  to the full extent  provided by the
Articles of Incorporation of the Corporation.

         ELEVENTH:  A description of the series and classes of shares,  including the  preferences,  conversion and other rights, voting powers, restrictions,  limitations as to dividends,  qualifications,  and terms and conditions for  redemption  is set forth in the  Articles  of  Incorporation  of the  Corporation  and is not changed by these
Articles Supplementary, except with respect to the creation and/or designation of the various Series.

         TWELFTH:  The Board of Directors of the  Corporation  duly adopted  resolutions  dividing  into Series and
Classes  the  authorized  capital  stock of the  Corporation  and  allocating  shares to each as set forth in these
Articles Supplementary.

         IN WITNESS WHEREOF, AMERICAN CENTURY MUTUAL FUNDS, INC. has caused these Articles Supplementary to be signed and acknowledged in its name and on its behalf by its Vice President and attested to by its Assistant Secretary on this 10 day of
September, 2007.

ATTEST:                                     AMERICAN CENTURY MUTUAL FUNDS, INC.



         /s/ Otis H. Cowan                           /s/ David H. Reinmiller
Name:        Otis H. Cowan                       Name:   David H. Reinmiller
Title:       Assistant Secretary                 Title:  Vice President


         THE  UNDERSIGNED  Vice President of AMERICAN  CENTURY  MUTUAL FUNDS,  INC., who executed on behalf of said
Corporation the foregoing Articles  Supplementary to the Charter,  of which this certificate is made a part, hereby acknowledges,  in the name of and on  behalf of said  Corporation,  the  foregoing  Articles  Supplementary  to the
Charter to be the corporate act of said  Corporation,  and further  certifies  that, to the best of his  knowledge, information  and belief,  the matters and facts set forth therein with respect to the approval  thereof are true in all material respects under the penalties of perjury.

September 10, 2007                                           /s/ David H. Reinmiller
                                                     David H. Reinmiller, Vice President